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                                                        [NORTHERN FUNDS LOGO]



SUPPLEMENT
DATED DECEMBER 4, 1998
TO THE PROSPECTUS DATED NOVEMBER 30, 1998

The following paragraph replaces paragraph 1 under "Management - Fixed Income Funds" on page 60 of the prospectus.

The management team leaders for the Fixed Income Fund are Mark J. Wirth, Senior Vice President of Northern Trust, and Steven M. Schafer, Vice President of Northern Trust. Mr. Wirth has had such responsibility since July 1998 and Mr. Schafer has had such responsibility since December 1998. Mr. Wirth joined Northern Trust in 1986 and during the past five years has managed various fixed income portfolios. Mr. Schafer joined Northern Trust in 1988 and during the past five years has managed various fixed income portfolios and served as credit analyst following both industrial and utility companies.